(the “Fund”)
Retail Class Shares (AKREX)
Institutional Class Shares (AKRIX)
Supra Institutional Class Shares (AKRSX)
a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated September 27, 2023 to the
Prospectus dated November 28, 2022

Effective September 27, 2023, the following sections of the Fund’s Prospectus have been revised to include updated information.

The following table replaces the table below the heading “Management” in the Prospectus:

Investment Advisor	Portfolio Manager
Akre Capital Management, LLC	John H. Neff, Partner of the Advisor. Has managed the Fund since August 2014.

The following information replaces the information in the section “Management of the Fund – Portfolio Managers” in the Prospectus:

Portfolio Manager

John H. Neff has served as Portfolio Manager of the Fund since August 2014. Mr. Neff joined the Advisor in 2009 as a Senior Analyst and became a Partner of the Advisor in January 2013. Prior to joining the Advisor, Mr. Neff served as a Senior Equity Analyst for William Blair since 2002 after starting in its Equity Research department in 1999. He holds an M.B.A. from the University of Chicago and a B.A. from Colgate University. The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, the other accounts he manages and his ownership of shares of the Fund.

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Please retain this Supplement with your Prospectus.

(the “Fund”)
Retail Class Shares (AKREX)
Institutional Class Shares (AKRIX)
Supra Institutional Class Shares (AKRSX)
a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated September 27, 2023 to the
Statement of Additional Information (“SAI”) dated November 28, 2022

Effective September 27, 2023, the following sections of the Fund’s SAI have been revised to include updated information.

The following information replaces the information in the section “The Fund’s Investment Advisor – Portfolio Managers” on pages B-36, B-37 and B-38 of the SAI:

Portfolio Manager
John H. Neff serves as Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund. The following table provides information regarding other accounts managed by the Portfolio Manager as of July 31, 2022.

Name	Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
John H. Neff
	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	3	$995.6 million	3	$995.6 million
	Other Accounts	58	$558.3 million	0	$0

The compensation package for the Portfolio Manager is comprised of a base salary, discretionary bonus, distributions based on firm profitability, and performance-based fees from the private pooled funds managed by the Advisor.

The Advisor also manages numerous accounts for multiple clients. These accounts include other types of pooled accounts (e.g., collective investment funds) and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). The Advisor makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. Even where multiple accounts are managed by the Advisor with a similar investment discipline, the Advisor may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account. Accordingly, the performance of each account managed by the Advisor will vary.

Conflicts of interest also may arise where some accounts managed by the Advisor have higher fees than the fees paid by other accounts.  Because the compensation of the Portfolio Manager may be affected by revenues earned by the Advisor, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts.

Because the Advisor performs investment management services for various clients, certain conflicts of interest could arise.  The Advisor may give advice and take action with respect to its other clients and/or funds that may differ from advice given or the timing or nature of action taken with respect to the Fund.  The Advisor will have no obligation to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any security that the Advisor, its principals, its affiliates, or its employees may purchase for themselves or for other clients and/or funds at the same time or the same price.  Where the Advisor buys or sells the same security for two or more clients, it may place concurrent orders with a single broker, to be executed together as a single "block" in order to facilitate orderly and efficient execution.

The Advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, the Advisor monitors a variety of areas, including compliance with account investment guidelines and/or restrictions, the allocation of initial public offerings, and compliance with the Advisor's Code of Ethics and compliance program under the 1940 Act and Investment Advisers Act of 1940, as amended.

The following indicates the dollar range of beneficial ownership of shares by the Portfolio Manager as of July 31, 2022:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001-$1,000,000, Over $1,000,000)
John H. Neff	Over $1,000,000

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Please retain this Supplement with your SAI.